Exhibit 99.3

Q2 2005 Earnings Conference Call Highlights

Safe Harbor About IMS Health Incorporated IMS Health Incorporated ("IMS") provides sales management and market research information services to the pharmaceutical and healthcare industries worldwide. IMS provides information services covering more than 100 countries and maintains offices in 76 countries on six continents, with approximately 64% of total 2004 IMS revenue generated outside the United States. IMS is listed on the New York Stock Exchange (NYSE: RX). Additional information is available at http://www.imshealth.com. About VNU N.V. VNU N.V. ("VNU") is a global information and media company with leading market positions and recognized brands. VNU is active in more than 100 countries, with its headquarters located in Haarlem, The Netherlands and New York, USA. In 2004, total revenues amounted to EUR 3.8 billion. VNU is listed on the Euronext Amsterdam stock exchange (ASE: VNU), and VNU is part of the AEX Index of leading Netherlands-based stocks. Additional information is available at http://www.vnu.com. Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This document contains certain forward-looking information about IMS Health Incorporated ("IMS"), VNU N.V. ("VNU") and the combined company after completion of the transactions that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of IMS and VNU, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: the failure of stockholders to approve the transaction; the risk that the businesses will not be integrated successfully or that doing so will be costly or result in significant charges; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the results of the reconciliation of IMS' financial statements into IFRS and the results of the reconciliation of VNU's results into U.S. GAAP; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the risk that VNU is not able to maintain its status as a foreign private issuer; risks associated with operating on a global basis, including fluctuations in the value of foreign currencies relative to the U.S. dollar, and the ability to successfully hedge such risks; to the extent the companies seek growth through acquisition, the ability of the companies to complete development of or to develop new or advanced technologies and systems for their businesses on a cost-effective basis; the ability to successfully achieve estimated effective tax rates and corporate overhead levels; competition, particularly in the markets for pharmaceutical information and audience measurement services; regulatory and legislative initiatives, particularly in the area of privacy; the outcome of pending legal and regulatory proceedings; leverage and debt service (including sensitivity to fluctuations in interest rates); compliance with covenants in loan agreements; the ability to obtain future financing on satisfactory terms; deterioration in economic conditions, particularly in the pharmaceutical, healthcare, media, information technology or other industries in which customers operate; and conditions in the securities markets which may affect the value or liquidity of portfolio investments. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither IMS nor VNU undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in IMS' various reports with the Securities and Exchange Commission ("SEC"), including but not limited to IMS' Annual Report on Form 10-K for the year ended December 31, 2004 and IMS' Quarterly Reports on Form 10-Q for the quarterly period ending March 31, 2005, and VNU's Annual Report for the year ended December 31, 2004, which is available at the SEC's Internet site (http://www.sec.gov).

Additional Information and Where to Find It This document may be deemed to be solicitation material in respect of the proposed merger of IMS and VNU. In connection with the proposed transaction, VNU and IMS will file a registration statement on Form F-4, including the preliminary joint proxy statement/prospectus constituting a part thereof, with the SEC. VNU and IMS will file a definitive registration statement, including a definitive joint proxy statement/prospectus constituting a part thereof, and other documents with the SEC. SHAREHOLDERS OF IMS AND VNU ARE ENCOURAGED TO READ THE DEFINITIVE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final joint proxy statement/prospectus will be mailed to stockholders of IMS and VNU. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site, www.sec.gov, from IMS' Investor Relations at 1499 Post Road, Fairfield, CT, 06824 or from VNU's Investor Relations at Ceylonpoort 5-25, 2037 AA Haarlem, The Netherlands. Participants in Solicitation IMS, VNU and their directors and executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding IMS' participants is set forth in the proxy statement, dated March 23, 2005, for IMS' 2005 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information regarding VNU's participants is set forth in VNU's Annual Report for the year ended December 31, 2004. Additional information regarding the interests of IMS' and VNU's participants in the solicitation of proxies in respect of the proposed transaction is included in the registration statement and joint proxy statement/prospectus filed with the SEC. Regulation G Legend This presentation may contain certain non-GAAP financial measures. Reconciliations between certain non-GAAP financial measures and the GAAP financial measures will be made available in the joint proxy statement/prospectus. VNU figures have been prepared in accordance with Dutch GAAP and IFRS. IMS figures are prepared in accordance with U.S. GAAP. All pro forma consolidated financial information has been prepared by aggregating financial information based on these differing accounting standards and might be materially different if IMS figures were presented in accordance with Dutch GAAP or IFRS or if VNU figures were presented in accordance with U.S. GAAP. The definitive registration statement, including the definitive joint proxy statement/prospectus, may include adjustments to the financial statements of VNU to reflect differences between U.S. and Dutch GAAP and between the U.S. and Dutch approaches to financial statement presentation. Transaction Disclosure

All financials shown are on an "adjusted basis": Adjusted results are those used by management for the purposes of global business decision-making, including developing budgets and managing expenditures. Adjusted results exclude certain U.S. GAAP measures to the extent that management believes exclusion will facilitate comparisons across periods and more clearly indicate trends. Although IMS discloses adjusted results in order to give a full picture to investors of its business as seen by management, these adjusted results are not prepared specifically for investors and are not a replacement for the more comprehensive information for investors included in IMS's U.S. GAAP results. The method IMS uses to prepare adjusted results differs in significant respects from U.S. GAAP and is likely to differ from the methods used by other companies. Investors interested in management's adjusted results are urged to review the detailed reconciliations of the adjusted measures to comparable U.S. GAAP results. Adjusted Q2 2005,Operating Income, Net Income, EPS and a complete reconciliation to the comparable GAAP numbers can be found in our Q2 2005 earnings press release, which is available in the Investors Section of www.imshealth.com and is attached to this document. Preliminary Q2 2005 Free Cash Flow and a complete reconciliation to the comparable GAAP numbers can be found in the Investors Section of www.imshealth.com and are attached to this document. Complete reconciliations to the comparable GAAP numbers for 2002, 2003 and 2004 Return on Invested Capital, and quarterly Free Cash Flow and adjusted EPS for the prior eight quarters can be found in the Investors Section of www.imshealth.com and are attached to this document. Financial Highlights

Q2 2005 Financial Highlights Revenue $433M Reported Growth 14% Adjusted Net Income $78M Growth 12% Adjusted EPS $0.34 Growth 17% Adjusted Operating Income $111M Growth 8%

Business Lines: First Half Revenue Growth Offerings Line View - Consulting & Services Embedded in Business Lines

Q2 2005 Reported Revenue Growth Americas + 10% Focus on execution driving an accelerating performance Europe + 19% Asia Pacific + 14%

Actual Year to Year Year to Year C-D Revenue 433.3 14% 12% Op Income 110.7 8% 7% Net Income 77.8 12% EPS $0.34 17% Q2 2005 Adjusted Earnings ($ millions, except per share) Repurchased 2.3 million shares in Q2 2005

Sustainable Financial Model Strategic Goals 8 Quarter Performance* CD Revenue Growth 8 - 13% 9% Adjusted EPS Growth ? Revenue Growth 13% ROIC >30% ? 30%** Free Cash Flow Conversion >85% Net Earnings >95% Net Earnings *Trailing 8 quarter performance ** Based on 2002 - 2004 annual results

Statement on Guidance IMS expects SEC-reported third quarter and full-year diluted earnings per share ("EPS") to differ from adjusted diluted EPS. Items that could cause third quarter and full-year 2005 SEC- reported diluted EPS to differ from adjusted diluted EPS include, but are not limited to, additional costs associated with the proposed merger of IMS and VNU, IRI legal fees and gains or losses resulting from strategic actions with respect to IMS's investments. Additional items including phasing adjustments of foreign currency hedge gains (losses) and phasing adjustments relating to any tax benefit could cause quarterly SEC-reported diluted earnings per share ("EPS") to differ from quarterly adjusted diluted EPS. By year-end, it is expected that the foreign currency hedge gain difference and any phasing adjustments for a tax benefit difference between SEC-reported and adjusted diluted EPS will show no difference in these items between SEC-reported and adjusted diluted EPS for the full year. In addition, the full year SEC-reported and adjusted diluted EPS will differ due to the tax charge related to the company's proposed repatriation transaction. IMS is unable to predict at this time the occurrence or amount of these as well as other items that could cause full-year 2005 SEC-reported diluted EPS to differ from adjusted diluted EPS. We guide to constant dollar revenue growth but SEC-reported revenue growth will include the effect of foreign currency fluctuations, which we cannot at this time reliably predict. Free cash flow guidance may differ from net cash provided by operating activities on a SEC- reported basis in ways similar to those described in the reconciliations identified in the 2004 full year press release and the Q2 2005 free cash flow reconciliation which can be found in the Investors Section of www.imshealth.com and attached to this document. Statements relating to guidance are based on current expectations as July 20, 2005. These statements are forward-looking, and actual results may differ materially. IMS does not undertake to update these targets in any way or for any reason prior to discussing actual results.

2005 Guidance Full Year 2005 Guidance CD Revenue Growth 10% - 12% Adjusted EPS $1.29 - $1.35 Free Cash Flow $250 - $295m Share Repurchase 6.2M shares through 1H No additional repurchases planned Q3 2005 Guidance CD Revenue Growth 11 - 13% Adjusted EPS $0.30 - $0.33